UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 12, 2024

CARVER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, New York	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CARV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2024, Carver Bancorp, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Company’s 2024 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based awards to officers, employees and directors of the Company and Carver Federal Savings Bank. A description of the material terms of the Plan is contained in the Company’s Definitive Proxy Statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 31, 2024 (the “Proxy Statement”). The description of the Plan is qualified in its entirety by reference to the plan document attached hereto as Exhibit 10.1, which is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders

Set forth below are the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, and the estimated preliminary voting results reported by the independent Inspector of Election, First Coast Results, Inc. (“First Coast”).

These results are preliminary estimates only and are subject to change based on the certification of the voting results by First Coast.  The Company will file an amendment to this Current Report on Form 8-K to disclose the final voting results after receiving First Coast’s final certified report.

As of the record date of October 15, 2024, there were 5,140,872 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting.  Of the record date shares, 3,346,327 shares of common stock, or 65.09%, were represented at the Annual Meeting.

Proposal 1.	To elect two directors, to each serve for a three-year term and until their respective successor(s) has been elected and qualified.

Company’s Board of Director Nominees	For	Withheld
Jillian E. Joseph	1,728,980	1,616,254
Kenneth J. Knuckles	1,669,720	1,675,532

Dream Chasers’ Nominees	For	Withheld
Jeffrey Anderson	1,662,387	1,681,852
Jeffrey John Bailey	1,605,764	1,738,464

Based on the estimated preliminary results, the two directors elected at the Annual Meeting are Jillian E. Joseph and Kenneth J. Knuckles.

Proposal 2.	To approve the Carver Bancorp, Inc. 2024 Equity Incentive Plan.

For	Against	Abstain
1,691,468	1,334,841	320,018

The proposal was approved based on the estimated preliminary vote.

Proposal 3.	To ratify the appointment of BDO USA, LLP as independent auditors for Carver Bancorp, Inc. for the fiscal year ending March 31, 2025.

For	Against	Abstain
1,926,797	858,184	571,466

The proposal was approved based on the estimated preliminary vote.

Proposal 4.	Advisory (non-binding) approval of the compensation of our Named Executive Officers as described in the proxy statement.

For	Against	Abstain
1,171,467	1,648,492	526,366

The proposal was not approved based on the estimated preliminary vote.

No other matters were properly presented for consideration or stockholder action at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Carver Bancorp, Inc. 2024 Equity Incentive Plan (Annex A to the Proxy Statement of Registrant filed October 31, 2024)

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARVER BANCORP, INC.
DATE: December 12, 2024	By:	/s/ Isaac Torres
Isaac Torres
Senior Vice President, General Counsel and Corporate Secretary